EXHIBIT 10.12.b


                               RESTATED AMENDMENT
                    TO Amended and Restated Credit Agreement
                            (WITH SECURITY AGREEMENT)

              This RESTATED AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (WITH SECURITY AGREEMENT) (this "Amendment"), dated as of February 26, 1999 (the "Restatement Date"), is made by and between CAPITAL TRUST, INC., a Maryland corporation having an office at 605 Third Avenue, 26th Floor, New York, New York 10016, as borrower (the "Borrower"), and GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation having an office at 31 West 52nd Street, New York, New York 10019, as lender and secured party hereunder (the "Lender"), and also for the benefit of DEUTSCHE BANK AG, NEW YORK BRANCH, having an office at 31 West 52nd Street, New York, New York 10019, as an additional secured party hereunder (the "Bank").


                                 R E C I T A L S

              WHEREAS, as of January 1, 1998 Lender entered into an Amended and Restated Credit Agreement (the "Original Credit Agreement") between Lender and Capital Trust, a California business trust ("Old Capital Trust"), pursuant to which Lender agreed, subject to the terms and conditions set forth in the Original Credit Agreement, to make a loan to Old Capital Trust, by making a series of Advances, as provided in the Original Credit Agreement;

              WHEREAS, all definitions in the Original Credit Agreement shall apply in this Amendment except where this Amendment redefines any term(s);

              WHEREAS, Lender and Old Capital Trust entered into previous amendments dated June 22, 1998, and July 23, 1998, relating to the Original Credit Agreement (the "Superseded Amendments");

              WHEREAS, Borrower has succeeded to all the assets and liabilities of Old Capital Trust, including the Original Credit Agreement, and Lender has no objection to the foregoing;

              WHEREAS, the parties now desire to replace the Superseded Amendments with a single restated Amendment to the Original Credit Agreement to implement the modifications previously agreed to, to provide for the transition from Old Capital Trust to Borrower, and to address certain other matters;

              WHEREAS, simultaneously herewith Borrower is executing and delivering to Lender a Global Note (Amended and Restated), amended and restated as of the Restatement Date, evidencing the obligation of Borrower to repay the Loan, a copy of which is attached as Exhibit "A" (the "Restated Note"); and



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              WHEREAS, Borrower has requested, and Lender has agreed, to allow a portion of the Loan and a portion of the Collateral for the Loan to secure, in addition to the Secured Obligations as defined in the Original Credit Agreement, certain obligations of Borrower with respect to certain contractual arrangements made by Borrower's subsidiary, CT-BB Funding Corp., a Delaware corporation (the "BB Sub"), for the benefit of Bank.

              NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the foregoing recitals are hereby incorporated into the operative provisions of this Amendment and further agree as follows, effective as of the Restatement Date:

1.       Assumption.

         1.1. Borrower hereby assumes all obligations (past, present, and future) of Old Capital Trust under the Original Credit Agreement (including the
Loan), which agreement is intended to be a security agreement, and under all Security Documents and other documents relating to the Loan previously executed and delivered by Old Capital Trust, other than the Superseded Amendments, which amendments are intended to be entirely amended, restated and superseded by the execution and delivery of this Amendment. The Superseded Amendments are no longer of any force or effect. All Security Documents shall continue to secure the Loan. Borrower shall execute and deliver such additional documents, certificates, notices, agreements, financing statements and other deliveries as Lender's counsel shall reasonably require from time to time to confirm and further evidence Borrower's assumption of and joinder in all documents referred to in this paragraph other than the Superseded Amendments.

         1.2. On or before the Restatement Date, Borrower shall execute and deliver to Lender the Restated Note, which is intended to constitute a reaffirmation and continuation of the indebtedness evidenced by the previous Global Note and is not intended to constitute new indebtedness or a "novation." All references to the Global Note in the Original Credit Agreement and the Security Documents shall mean and refer to the Restated Note, but the foregoing shall not limit or terminate any obligations of Old Capital Trust under the former Global Note.

         1.3. Borrower shall, promptly upon Lender's request from time to time, execute new UCC-1 financing statements and other Security Documents for all Collateral, consistent with the UCC-1 financing statements and other Security Documents previously obtained by Lender for all Collateral and/or, at Lender's option, it is understood that Lender intends to file UCC "change" statements to reflect the change of Borrower from Old Capital Trust to "Capital Trust, Inc." Any UCC financing statements executed and delivered pursuant to this paragraph shall name Lender and/or Bank, as determined by Lender. To the extent that any such financing statements name only Lender as secured party, such financing statements are intended to perfect all security interests granted under this Agreement, whether in favor of Lender or Bank or both of them, whether or not such financing statements specifically identify Lender and/or Bank as secured party(ies) therein. There is no need for any financing statement to identify Bank as an additional secured party, as identification of Lender alone would not be misleading and shall be sufficient for all purposes.


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         1.4. All references to Borrower in the Original Credit Agreement and the Security Documents shall mean and refer to Borrower as defined in this Amendment, but this shall not be deemed to release Old Capital Trust from any obligations under the Original Credit Agreement.

2.       Commitment.

         2.1. The first paragraph of the Recitals on page 1 of the Original Credit Agreement is hereby deleted in its entirety and replaced by the following paragraph:

              WHEREAS, Borrower desires to obtain a series of loan advances (each, an "Advance" and collectively, the "Loan") from Lender (as defined below) in an aggregate amount at any time outstanding of up to $355,000,000 to provide warehouse funding for a portion of the principal amount of the Collateral Loans and other Collateral (each as hereinafter defined) that Borrower or its Acquisition Entities originates or acquires, as the case may be; and

3.       Certain Definitions.

         The  following   defined  terms  in  the  Original   Credit Agreement
are added or modified, as applicable, as follows:

                   "Advance" means, for any Asset, from time to time: (a) an Advance, as defined in the Original Credit Agreement, related to such Asset; plus (b) from and after any Swap Termination Event, the Asset-Specific Swap Termination Advance (if made by Lender) for such Asset.

                   "Advance Rate" means, for any Asset, the ratio of (a) the sum of (i) the related Asset-Specific Loan Balance plus (ii) Seventy Percent (70%) of the Asset-Specific Swap Collateral Amount to (b) the related Asset Value. Only item (a)(i) represents an actual Advance by Lender pursuant to this Agreement. Item (a)(ii) applies solely for purposes of calculating a deemed Advance Rate (and corresponding LIBOR Spread) for each individual Asset, and shall not be considered for purposes of determining any (i) Drawdown Fee or principal of the Loan (unless and until Lender actually makes any Swap Termination Advance),
         (ii) Extension Fee (if any), or (iii) Loan Fee (to the extent, if any, hereafter payable).

                   "Asset" means an individual item of Collateral as to which Lender made an Advance (including Advances Lender made to Old Capital Trust under the Original Credit Agreement and not heretofore repaid), unless and until such Collateral has been released by Lender in accordance with this Agreement.


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                   "Asset-Specific Line Availability" means, from time to time, for each Asset, an amount equal to the following, as determined by Lender from time to time: (a) the Maximum Advance Rate times the Asset Value for such Asset minus (b) the Asset-Specific Loan Balance for such Asset.

                   "Asset-Specific Loan Balance" means, from time to time, for each Asset: (a) the Asset-Specific Loan Balance as defined in the Original Credit Agreement; plus (b) the amount of any Asset-Specific Swap Termination Advance (when and as advanced by Lender).

                   "Asset-Specific Swap Collateral Amount" means, for each Asset, the amount designated as "Asset-Specific Swap Collateral Amount" in the most recent valid Designation Notice.

                   "Asset-Specific Swap Termination Advance" means, for each Asset, a portion of the Swap Termination Advance (if and when made by Lender) equal to (a) the Asset-Specific Swap Collateral Amount for such Asset as in effect immediately before the making of such Swap Termination Advance times (b) a fraction whose numerator is the Swap Termination Advance and whose denominator is the entire Swap Collateral Amount as in effect immediately before the making of such Swap Termination Advance.

                   "BB Transaction Documents" means the Swap Confirmation and the Term Redeemable Securities Contract.

                   "Collateral" means, individually and collectively, all right, title, and interest of Borrower or any Acquisition Entity in, to and under each of the following items of property pledged by Borrower (and/or by Old Capital Trust) or any Acquisition Entity to Lender and/or Bank from time to time and whether now owned or hereafter acquired, now existing or hereafter created and wherever located:

                   (i) all Collateral pledged under any Pledge Agreement(s) previously executed by Old Capital Trust in favor of Lender;

                   (ii) every Asset as to which Borrower, Old Capital Trust or any Acquisition Entity held, and has delivered to Lender (or Lender's custodian), a promissory note;

                   (iii) all property listed in any UCC-1 financing statement previously or hereafter filed by Borrower, Old Capital Trust, or any Acquisition Entity in favor of Lender or Bank;


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                   (iv) all Collateral Loan Documents, including all securities, promissory notes, any collateral pledged or otherwise relating to such Collateral, all representations and warranties made to, or for the benefit of, Borrower, Old Capital Trust, or any Acquisition Entity by any Obligor, all servicing agreements, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto;

                   (v) all Collateral Security Instruments;

                   (vi) all guaranties and insurance (issued by governmental agencies or otherwise) and any insurance certificate or other document evidencing such guaranties or insurance relating to any Collateral and all claims and payments thereunder;

                   (vii) all other insurance policies and insurance proceeds relating to any Collateral or the related right or interest in or to property of any kind whatsoever, whether real, personal, or mixed and whether tangible or intangible;

                   (viii) all interest rate protection agreements;

                   (ix) any accounts established by any servicer subject to a security interest in favor of Lender and/or Bank;

                   (x) all "general intangibles," "accounts," and "chattel paper" as defined in the UCC relating to or constituting any and all of the foregoing; and

                   (xi) any and all replacements, substitutions, distributions on, or proceeds (including condemnation proceeds) of, any and all of the foregoing set forth in items (i) through (x), whether now owned or hereafter acquired, now existing or hereafter created, and wherever located.

                   "Commitment" means the sum of Three Hundred Fifty Five Million Dollars ($355,000,000).

                   "Designation Conditions" means the following restrictions, requirements, and conditions (except to the extent waived in writing by Lender), all of which must be satisfied (except to the extent waived in writing by Lender) as to any Designation Notice delivered by Borrower:

               o Swap Collateral Amount Limitations. The Swap Collateral Amount shall: (a) equal the sum of the Asset-Specific Swap


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                    Collateral Amounts; (b) not exceed the Maximum Swap
                    Collateral Amount; and (c) not exceed Line Availability; and

               o Asset Limitations. For each Asset, the Asset-Specific Swap Collateral Amount shall not exceed the Asset-Specific Line Availability.

                   "Designation Notice" means, from time to time, to the extent permitted or required by this Agreement, a notice from Borrower to Lender, setting forth the Swap Collateral Amount and all Asset-Specific Swap Collateral Amounts, provided however that any Designation Notice shall (unless Lender agrees otherwise in writing) not be effective:

               o Designation Conditions. If it does not comply with the Designation Conditions;

               o Event of Default. During the pendency of an uncured Event of Default under this Agreement, unless such Designation Notice is given within one (1) Business Day after such Event of Default and reduces the Swap Collateral Amount and all Asset-Specific Swap Collateral Amounts to zero and immediately after taking into account such Designation Notice BB Sub remains in compliance with the Swap Confirmation;

               o Swap Termination Event. If any Swap Termination Event has occurred and five (5) Business Days has elapsed after such Swap Termination Event; or

               o BB Transaction Document(s). If BB Sub is otherwise not in compliance with any BB Transaction Document(s), unless such noncompliance arises only under the Swap Confirmation and both (i) the cure period under the Swap Confirmation for such noncompliance has not expired and (ii) the Swap Collateral Amount validly designated in such Designation Notice cures such noncompliance.

                   "Earn Out Fee" means, on each Earn Out Payment Date, a payment in an amount equal to the product of (i) One-Quarter of One Percent (0.25%) and (ii) the then outstanding Principal Indebtedness as of such Earn Out Payment Date.

                   "Earn Out Payment Date" means each of the following dates:
         May 31, 2002; August 31, 2002; November 30, 2002; and February 28, 2003, or if any such day is not a Business Day then the first Business day thereafter.



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                   "Interest Credit for Terminated BB Securities" means, for any period(s) ending no later than February 28, 2002, provided that no uncured Event of Default shall exist, an amount equal to the following as calculated from time to time by Lender for such period: (a) the average LIBOR Spread (calculated daily and weighted based on the amount of each Asset-Specific Loan Balance outstanding each day) on all Asset-Specific Loan Balances during such period less 50 basis points times (b) the lesser of (i) the Terminated BB Security Amount for any and all Terminated BB Securities or (ii) the average principal amount of the Loan outstanding.

                   "Line Availability" means, from time to time, an amount equal to the sum of the Asset-Specific Availabilities for all the Collateral.

                   "Line-Secured Swap Termination Payment" means a payment by BB Sub or Borrower (as applicable) to Bank equal to the entire Swap Collateral Amount, when and as this Agreement requires BB Sub or Borrower to pay the Line-Secured Swap Termination Payment. The obligation of BB Sub or Borrower to pay any Line-Secured Swap Termination Payment constitutes a Secured Obligation under this Agreement.

                   "Loan Fee" means a fee of $2,525,000, previously paid by Borrower on account of Lender's making and/or agreeing to make the Loan to Borrower. The Loan Fee does not include or reflect any Drawdown Fees; the latter fees are not addressed in any way by this Amendment.

                   "Maturity Date" means the earlier of (a) February 28, 2002, or, if the Maturity Date has been extended pursuant to this Agreement, the then applicable Maturity Date, as determined pursuant to Section
         2.8 of this Agreement and (b) such earlier date on which the entire Loan is required to be paid in full, by acceleration or otherwise under this Agreement or any of the other Security Documents.

                   "Maximum Swap Collateral Amount" means from time to time the product of (a) the VAR Required Collateral Amount times (b) 100/70 times (c) two. The outcome of such calculation shall be rounded to the nearer multiple of $100,000. As of the Restatement Date, the Maximum Swap Collateral Amount is Thirteen Million One Hundred Thousand Dollars ($13,100,000).

                   "Secured Obligations" shall all be secured by all the Collateral and shall consist of the following obligations of Borrower under this Agreement to both Lender and Bank as secured parties, and BB Sub's



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         obligations under the Swap Confirmation (which obligations are guarantied by Borrower) as set forth below:

               o Principal, Interest, and Other Sums. Payment of principal and interest under the Loan and all other amounts owing to Lender hereunder, under the Note, under the other Security Documents;

               o Indebtedness. Any and all other Indebtedness from time to time outstanding; and

               o Certain Swap Obligations. BB Sub's and Borrower's obligations (a) to pay the Bank any Line-Secured Swap Termination Payment when and as required by this Agreement and (b) to deliver additional collateral to Bank for the Swap Confirmation when and as required by Section 2.17 of this Agreement, but no other obligations of BB Sub to Bank.

                   "Security Documents" shall include: (a) this Agreement; (b) the Third-Party Notices; and (c) all past, present, and future Security Documents as defined in the Original Credit Agreement.

                   "Swap Collateral Amount" means from time to time the amount designated as "Swap Collateral Amount" in the most recent valid Designation Notice. As of the Restatement Date, the Swap Collateral Amount equals 100/70 times the VAR Required Collateral Amount, in other words a total of $6,571,428.57. It is intended that the Swap Collateral Amount will, from time to time, equal the lesser of (a) the Maximum Swap Collateral Amount or (b) the product of (x) 100/70 times (y) the sum of the following items:

               o    VAR Collateral. The VAR Required Collateral Amount; plus

               o Other Swap Collateral Amount. The amount of any collateral, other than the VAR Required Collateral Amount, required to be provided from time to time by BB Sub to Bank under the Swap Confirmation and not otherwise provided by BB Sub to Bank under the Swap Confirmation, provided that pursuant to the Swap Confirmation, BB Sub is permitted to provide such collateral in the form of a security interest in the Collateral under this Agreement.

                   "Swap Confirmation" means, collectively, that certain Master Agreement between BB Sub and the Bank, together with a "Confirmation" with a "Schedule" annexed setting forth fifteen notional amounts and fifteen "VAR" amounts, all dated on or about the


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         Restatement Date, entered into between BB Sub and the Bank, together with all other documents referred to or incorporated therein (including the "Credit Support Annex"), all as modified and amended from time to time by written agreement between BB Sub and the Bank and as in effect from time to time pursuant to the foregoing. Any such written agreement need not be consented to, joined in, or confirmed by Borrower.

                   "Swap Termination Advance" means an Advance by Lender in an amount equal to the lesser of (a) 70/100 times the Swap Collateral Amount or (b) the cash amount the Swap Confirmation requires BB Sub to pay on account of such Swap Termination Event, as calculated by Bank.

                   "Swap Termination Event" means the occurrence of any of the following as defined under the Swap Confirmation, after the giving of such notices (if any) and the passage of such cure periods (if any) as are provided for in the Swap Confirmation: (i) an Event of Default by BB Sub under the Swap Confirmation (even if such Event of Default is not enforceable against BB Sub, such as an Event of Default arising from the bankruptcy or insolvency of BB Sub); (ii) a Specified Condition (as defined in paragraph 13 of the ISDA Credit Support Annex constituting part of the Swap Confirmation) with respect to BB Sub; or
         (iii) an Early Termination Date that has been designated by Bank as a result of an Event of Default under the Swap Confirmation or Specified Condition with respect to BB Sub. For purposes of this Agreement and Lender's and Bank's rights and remedies against the Collateral on account of a Swap Termination Event, to the extent that a Swap Termination Event requires as a condition thereto the giving of any notice to BB Sub, Lender or Bank may at its option instead give such notice to Borrower, and such notice to Borrower shall be fully effective, as if it were valid and timely notice to BB Sub, for purposes of determining the existence of a Swap Termination Event for purposes of this Agreement and the Collateral only.

                   "Term Redeemable Securities Contract" means the Term Redeemable Securities Contract (together with exhibits and annexes thereto, if any), dated on or about the Restatement Date, between the Bank and BB Sub, all as modified and amended from time to time by written agreement between BB Sub and the Bank. Any such written agreement need not be consented to, joined in, or confirmed by Borrower.

                   "Terminated BB Security" means, provided that no uncured Event of Default shall exist under this Agreement or under the Term Redeemable Securities Contract, any security that:


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               o    Former Status. Was previously a "Purchased Security" and the subject of a "Transaction" under the Term Redeemable Securities Contract;

               o Repurchased. BB Sub has repurchased from the Bank under the Term Redeemable Securities Contract and has transferred to Borrower or an Affiliate of Borrower; and

               o Borrower Ownership. In Lender's reasonable determination, Borrower or a single-purpose Affiliate of Borrower, wholly owned by Borrower, owns such security. Such ownership may, however, be subject to Liens, "repurchase" agreements, "reverse repurchase" agreements, or similar arrangements, and may be subject to other financing techniques such as a "securitization" provided that the assets of such securitization consist solely of securities wholly owned by Borrower (and do not include any securities or other assets contributed by other parties). If a third party holds an equity interest in such security or in the single-purpose Affiliate of Borrower that owns such security, then Borrower shall be deemed to continue to own only a portion of such security equal to Borrower's direct or indirect remaining equity ownership interest therein, as reasonably determined by Lender, and the Terminated BB Security Amount shall be prorated accordingly. (Notwithstanding the foregoing, if any "securitization" structure contains any assets contributed by other parties, then Borrower shall be deemed to own no interest in any securities deposited by Borrower into such securitization for purposes of this definition.) In the event of a dispute regarding the application of this paragraph, Borrower shall bear the burden of demonstrating Borrower's direct or indirect equity ownership (or a proration thereof) as to any security. Nothing in this paragraph is intended to prohibit Borrower from entering into any transaction not otherwise prohibited by this Agreement. This paragraph is intended merely to define "Terminated BB Security."

                   "Terminated BB Security Amount" means for each Terminated BB Security (or group of Terminated BB Security(ies)) the Allocated Transaction Amounts as of the Restatement Date of such Terminated BB Security(ies) as defined in the Term Redeemable Securities Contract. In the case of partial equity ownership of Terminated BB Security(ies), the Terminated BB Security Amount shall be prorated based on the percentage of equity ownership retained by Borrower.


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                   "Third Party Notices" means any and all written notices
         previously executed and delivered by Old Capital Trust, and that Lender may require Borrower to execute and deliver to Lender in the future, by which Old Capital Trust and Borrower notify various third parties (borrowers, participants, lead lenders, lockbox administrators, and others) that (among other things) certain actions by Borrower with respect to the Collateral require the consent and confirmation by Lender and such actions shall not be taken without Lender's consent, it being understood that such notices are not to be actually delivered unless and until an Event of Default has occurred.

                   "VAR Required Collateral Amount" means the VAR Required Collateral Amount under the Swap Confirmation from time to time. As of the Restatement Date, the VAR Required Collateral Amount is Four Million Six Hundred Thousand Dollars ($4,600,000).

4.       Additional Financial Covenants.

         4.1. Section 2.8 of the Original Credit Agreement is hereby deleted in its entirety and replaced by the following:

                   (a) Upon a single written request by Borrower delivered to Lender on one occasion during July, August, or September 2001, Lender shall on one occasion request Lender's Credit Committee to consider extending the Maturity Date to February 28, 2003. Lender (and Lender's Credit Committee) is under absolutely no obligation to extend the Maturity Date to February 28, 2003. If, as of December 31, 2001, Lender has not given notice that Lender has extended the Maturity Date to February 28, 2003, then the Maturity Date shall remain February 28, 2002.

                   (b) If Lender extends the Maturity Date to February 28, 2003 pursuant to this Section 2.8 (a "One-Year Extension"), then all the other terms and conditions of this Agreement and the other Security Documents shall remain in full force and effect and unmodified and
         Section 2.8(c) shall not apply.

                   (c) If Lender does not grant a One-Year Extension, then, automatically and without further action by either party, Borrower's obligation to repay the Principal Indebtedness outstanding on February 28, 2002 shall be extended for an "earn-out period" as set forth in this paragraph and, during the period from and including March 1, 2002 through and including February 28, 2003: (i) Borrower shall pay Lender an Earn Out Fee on each Earn Out Payment Date occurring after the Maturity Date, (ii) Lender shall have no obligation to make any further Advances, and (iii) so long as no Event of Default (other than failure to pay Principal Indebtedness on the Maturity Date) exists under the Loan or


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         this Agreement, Borrower shall repay any Principal Indebtedness due on
         February 28, 2002 in four equal installments each on an Earn Out Payment Date and each such installment in an amount equal to Twenty-Five Percent (25%) of the Principal Indebtedness outstanding on February 28, 2002. Borrower shall continue to pay interest in accordance with Section 2.4. Borrower shall be permitted to pay all or a portion of the amount calculated pursuant to clause (iii) at any time before the specific due date without premium or penalty. Subsequent installments of the Earn Out Fee will be recalculated to reflect any such early payments on account of the Principal Indebtedness. If Borrower pays in excess of the required amount for any quarterly installment, then such excess amount shall constitute a credit (in whole or in part) against any succeeding quarterly installment as directed by Borrower.

         4.2. Section 2.10 of the Original Credit Agreement is hereby amended by adding the following at the end of clause (b) after the words "Principal Indebtedness":

         and that following such release of Collateral, Line Availability shall continue to equal or exceed the then-current Swap Collateral Amount

         4.3. Section 2.17 is added to the Original Credit Agreement, as follows.

                   SECTION 2.17. Designation Notices; Effect of Swap Termination Event.

                   (a) Borrower shall have the right, from time to time by written notice to Lender, to issue Designation Notices to Lender, provided however that each such Designation Notice shall comply with all the Designation Conditions and with the definition of the term "Designation Notice" as it applies to Designation Notices issued by Borrower (including satisfaction of the conditions set forth in such definition). Any Designation Notice that reduces the Swap Collateral Amount shall not be valid or effective unless confirmed by Lender in writing. Lender shall not withhold or delay such confirmation if, after taking into account Borrower's Designation Notice, BB Sub will, immediately after taking into account such Designation Notice, be in compliance with the Swap Confirmation. Upon Lender's issuance of such confirmation, Borrower's Designation Notice will be effective retroactively to the date delivered. For purposes of the Swap Confirmation and this Agreement, any valid Designation Notice that increases Swap Collateral Amount shall be effective upon delivery to Lender. As of the Restatement Date, Borrower hereby issues a Designation Notice to Lender specifying a Swap Collateral Amount equal to 100/70 times the VAR Required Collateral Amount. Lender hereby confirms and approves such Designation Notice, even though it does not designate Asset-Specific Swap Collateral Amounts. Such Designation Notice shall


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         be in full force and effect for all purposes. Within five Business days after the Restatement Date, Borrower shall issue a Designation Notice to specify Asset-Specific Swap Collateral Amounts (effective retroactively to the Restatement Date) consistent with such Designation Notice and the Designation Conditions.

                   (b) Lender may at any time notify Borrower of Lender's redetermination of Line Availability and/or Maximum Swap Collateral Amount. If such notice causes any Designation Condition not to be satisfied, then within the period allowed under the Swap Confirmation for delivery of additional collateral, Borrower shall deliver to Lender a Designation Notice in compliance with Section 2.17(a). To the extent that at any time the Swap Confirmation requires BB Sub to provide Bank with additional collateral and BB Sub has failed to provide such collateral within the delivery period provided for under the Swap Confirmation, Borrower shall (unless Lender elects otherwise in writing) be deemed to have issued a Designation Notice designating a Swap Collateral Amount (if higher than the previously applicable Swap Collateral Amount) equal to the lowest of (i) a Swap Collateral Amount sufficient to bring BB Sub into compliance with the Swap Confirmation;
         (ii) the Maximum Swap Collateral Amount; or (iii) Line Availability.

                   (c) Any Designation Notice purportedly given by Borrower that does not comply with Section 2.17(a) shall, unless Lender waives such noncompliance in writing, be void and ineffective. If any Designation Notice is void and ineffective, then: (a) the last preceding Designation Notice shall govern until superseded by another valid Designation Notice; and (b) Borrower shall remain entitled to exercise its rights under Section 2.17(a). At all times the most recent valid Designation Notice shall govern. In the event of uncertainty regarding the effectiveness, timing, and terms of any Designation Notices, Lender's certificate thereof shall govern in the absence of manifest error, but without prejudice to Borrower's rights under Section 2.17(a).

                   (d) As to any Swap Collateral Amount validly specified by Borrower in any Designation Notice, BB Sub shall be deemed for purposes of the Swap Confirmation to have elected to provide collateral under the Swap Confirmation in an amount equal to 70/100 times the Swap Collateral Amount validly designated in such Designation Notice. If, as a result of the preceding sentence, BB Sub is not providing all collateral as required under the Swap Confirmation, then Bank may exercise its rights and remedies against BB Sub for such failure as provided for under the Swap Confirmation (after the giving of such notices and opportunity to cure, if any, as are provided for under the Swap Confirmation), but BB

         Sub's mere failure to provide adequate collateral under the Swap Confirmation shall not be a default under this Agreement.

                   (e) Upon the occurrence of any Swap Termination Event, provided that all conditions to Advances hereunder are satisifed or waived in writing by Lender, Lender shall (if requested by Borrower in compliance with this Agreement within five (5) Business Days after the occurrence of such Swap Termination Event) make a Swap Termination Advance. Lender shall disburse the proceeds of such Swap Termination Advance directly to Bank on account of BB Sub's obligations to Bank under the Swap Confirmation. Simultaneously with the making of a full Swap Termination Advance: (a) each Asset-Specific Loan Balance shall be adjusted accordingly (in accordance with the definition of such term);
         (b) thereafter, the Swap Collateral Amount and all Asset-Specific Swap Collateral Amounts shall be reset to zero; and (c) Borrower shall pay Lender an amount equal to any unpaid Drawdown Fee for the Swap Termination Advance. Subject to Line Availability, Borrower may, upon written notice to Lender, fund such Drawdown Fee by obtaining an additional Advance under this Agreement in accordance with all the terms and conditions of this Agreement, including the satisfaction of all conditions to Advances. Upon Lender's making of any Swap Termination Advance, the principal amount of the Loan and the Secured Obligations shall be increased by the aggregate amount of the Swap Termination Advance for all purposes, including the Security Documents.

                   (f) If, as of the date five (5) Business Days after a Swap Termination Event, Borrower has not qualified for and obtained (through Lender's disbursement directly to Bank for the benefit of BB Sub) a full Swap Termination Advance, then Borrower (as guarantor of BB Sub's obligations to Bank under the Swap Confirmation) shall pay the Line-Secured Swap Termination Payment to Bank on BB Sub's behalf. Such obligation of Borrower to pay Bank shall constitute a Secured Obligation. If Borrower fails to pay Bank the Line-Secured Swap Termination Payment to Bank, then Bank (or Lender on Bank's behalf) may exercise any and all rights and remedies under this Agreement with respect to any or all of the Collateral.

                   (g) If an Event of Default occurs under this Agreement and at that time the Swap Collateral Amount exceeds zero, then within one (1) Business Day after the occurrence of such Event of Default, Borrower or BB Sub shall post other collateral under the Swap Confirmation so that no Swap Collateral Amount shall be necessary under this Agreement. If Borrower fails to do so within such time, then a Swap Termination Event shall be deemed to have occurred, but (so long as no other Swap

         Termination Event shall have occurred) only for purposes of this Agreement.

                   (h) To the extent that the Swap Confirmation from time to time requires BB Sub to deliver additional collateral under the Swap Confirmation, Borrower shall cause BB Sub to comply with such obligation (up to the Maximum Swap Collateral Amount) within the time period provided for under the Swap Confirmation. Borrower may obtain Advances under this Agreement, in compliance with all the terms and conditions of this Agreement, for such purpose. If and when BB Sub delivers such additional collateral under the Swap Confirmation, Borrower shall be entitled to adjust the Swap Collateral Amount accordingly. Borrower's obligation to cause BB Sub to deliver such additional collateral (up to the Maximum Swap Collateral Amount) shall constitute a Secured Obligation.

                   (i) Lender shall cause Bank to credit any Swap Termination Advance or Line-Secured Swap Termination Payment actually made to Bank (as applicable) against BB Sub's obligations to Bank under the Swap Confirmation and refund to BB Sub any excess that would otherwise be refundable to BB Sub on account of overpayment of BB Sub's obligations under the Swap Confirmation, all in accordance with the Swap Confirmation.

         4.4. Section 2.18 is added to the Original Credit Agreement, as follows:

                   SECTION 2.18. Line Availability and Maximum Swap Collateral Amount. Notwithstanding anything to the contrary in this Agreement, Lender shall never be obligated to make an Advance if, after the making of such Advance, Line Availability would be less than the Swap Collateral Amount. Borrower shall cause Asset-Specific Line Availability for each Asset to equal or exceed zero at all times.

         4.5. Section 2.19 is added to the Original Credit Agreement, as follows:

                   SECTION 2.19 Interest Credit for Terminated BB Securities. As to any interest payable under this Agreement accruing for any period expiring no later than February 28, 2002, provided that no uncured Event of Default shall then exist under this Agreement or under any BB Transaction Document, Borrower shall be entitled to a credit against such interest payable under this Agreement. Such credit shall equal the Interest Credit for Terminated BB Securities as calculated by Lender (in consultation with Borrower) with respect to the same period over which the interest payable by Borrower hereunder accrued. In the event of a dispute regarding the calculation of Interest Credit for Terminated BB

         Securities, such credit shall be calculated in accordance with Lender's determination pending resolution of the dispute.

         4.6. Section 2.20 is added to the Original Credit Agreement, as follows:

                   SECTION 2.20. Waiver of Rights and Defenses. Borrower consents to Lender's making, and hereby directs Lender to make, any Swap Termination Advance, when and as provided for under the express terms of this Agreement, all without regard to any other fact or circumstance relating to BB Sub, including any bankruptcy or insolvency of BB Sub. Borrower shall pay any Line-Secured Swap Termination Payment as a Secured Obligation and part of the Loan without regard to any defenses, claims, counterclaims, or offsets that Borrower might otherwise be able to assert based on any fact or circumstance related to BB Sub or any BB Transaction Document (other than payment by Borrower or BB Sub), including any matter relating to the genuineness, validity, regularity or enforceability of any BB Transaction Document. Borrower's liability on account of payment of the Line-Secured Swap Termination Payment is a continuing, absolute, and unconditional obligation under any and all circumstances whatsoever (except as expressly stated, if at all, in this Amendment), without regard to the validity, regularity or enforceability of the BB Transaction Documents. Borrower's obligation to pay the Line-Secured Swap Termination Payment as part of the Loan shall arise even if BB Sub and the Bank have amended, modified, or waived any terms of any BB Transaction Document, and the Line-Secured Swap Termination Payment shall be calculated and determined after giving effect to any amendment or modification of any BB Transaction Document agreed to between BB Sub and the Bank, whether or not consented to or confirmed by Borrower. Borrower acknowledges that Borrower is fully obligated for payment of the Line-Secured Swap Termination Payment even if BB Sub had no liability at the time of execution of the BB Transaction Documents or later ceases to be liable under the foregoing, other than as a result of full payment of all sums payable by BB Sub under the express terms of the BB Transaction Documents before taking into account any modification thereof pursuant to any bankruptcy or insolvency proceeding. If BB Sub's liability under the BB Transaction Documents is limited, discharged, reduced, or deferred as the result of any bankruptcy or insolvency proceeding affecting BB Sub (other than as a result of actual payment by BB Sub), then Borrower's obligations hereunder shall continue as if such limitation, discharge, reduction, or deferral had not occurred. Borrower shall not be entitled to claim, and irrevocably covenants not to raise or assert, any defenses against payment of the Line-Secured Swap Termination Payment, except for defenses arising from the express terms of the BB Transaction Documents. Borrower waives any right to require Lender or Bank (before

         Lender makes a Swap Termination Advance to Bank or Bank and Lender realize upon the Collateral to collect the Line-Secured Swap Termination Payment) to (a) proceed against BB Sub, (b) proceed against or exhaust any collateral provided to Bank by BB Sub (but this shall not limit Lender's obligation to apply proceeds of any foreclosure sale of the Collateral under this Agreement against the Secured Obligations), or (c) pursue any other right or remedy for Borrower's benefit. Borrower agrees that Lender may proceed against Borrower with respect to payment of the Line-Secured Swap Termination Payment without taking any actions against BB Sub and without proceeding against or exhausting any security. Bank may unqualifiedly exercise in its sole discretion any or all rights and remedies available to it against BB Sub without impairing Lender's rights and remedies in enforcing Borrower's obligation to pay the Line-Secured Swap Termination Payment or any portion thereof, under which Borrower's liabilities shall remain independent and unconditional and fully secured by all the Collateral. Borrower waives diligence and all demands, protests, presentments and notices of every kind or nature, including notices of protest, dishonor, nonpayment, acceptance of this Amendment and the creation, renewal, extension, modification or accrual of Borrower's obligation to pay any or all of the Line-Secured Swap Termination Payment. No failure or delay on Lender's part in exercising any power, right, or privilege with respect to payment of the Line-Secured Swap Termination Payment shall impair or waive any such power, right or privilege. No failure or delay on Bank's part in exercising any power, right, or privilege under any BB Transaction Document shall limit Borrower's obligation to repay any Swap Termination Advance.

5.       Collateral Security.

         5.1. Article III of the Original Credit Agreement is hereby deleted in its entirety and replaced by the following new Article III to reconfirm Borrower's grant of a security interest in existing Collateral to Lender and to Bank, and to provide for Borrower's grant of a security interest to Lender and to Bank in all future Collateral without the need to enter into future pledge agreements and to supplement and clarify certain rights and remedies of Lender:

                   SECTION 3.1. In General. (a) Borrower hereby assigns, pledges and grants a security interest to Lender (on its own behalf as secured party and on behalf of Bank as secured party) in all of Borrower's right, title and interest in, to and under the Collateral to secure Borrower's payment and performance in full of all Secured Obligations.

                   (b) Even though this Agreement refers to Asset-Specific Loan Balances, the Loan constitutes one indebtedness, secured in its entirety by all Collateral. Any Default or Event of Default relating to any one Asset shall constitute a Default or Event of Default relating to all Collateral.

                   SECTION 3.2 Lender's Appointment as Attorney-in-Fact. (a) Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Lender's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, for the benefit of both Lender and Bank, and, without limiting the generality of the foregoing, Borrower hereby gives Lender (on its own behalf and on behalf of Bank) the power and right, on behalf of Borrower, without assent by, but with notice to (if permitted by law), Borrower, if an Event of Default shall have occurred and be continuing, to do the following:

                   (i) in the name of Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;

                   (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

                   (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to Lender or as Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and Borrower's expense, at any time, and from time to time, all acts and things which Lender deems reasonably necessary to protect, preserve or realize upon the Collateral and Lender's Liens thereon and to effect the intent of this Agreement, all as fully and effectively as Borrower might do.

         Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until the repayment in full of all Secured Obligations.

                   (b) Borrower also authorizes Lender, at any time and from time to time, to execute, in connection with any sale pursuant to Lender's exercise of remedies hereunder, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                   (c) The powers conferred on Lender are solely to protect Lender's and Bank's interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither Lender nor any of its officers, directors, or employees shall be responsible to Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

                   SECTION 3.3. Remedies. If an Event of Default shall occur and be continuing, Lender and Bank may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC. In doing so, Lender may act on its own behalf and on behalf of Bank without any requirement to separately identify Bank. Without limiting the generality of the foregoing, Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below or expressly required by this Agreement or the Swap Confirmation) to or upon Borrower or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Borrower, which right or equity is hereby waived or released. Borrower further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at Borrower's premises or elsewhere. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as Lender may elect, and only after such application and after the payment by Lender of any other amount required or permitted by any provision of law, including without limitation Section 9-504(1)(c) of the UCC, need Lender account for the surplus, if any, to Borrower. To the extent permitted by applicable law, Borrower waives all claims, damages and demands it may acquire against Lender arising out of the exercise by Lender of any of its rights hereunder, other than those claims, damages and demands arising from Lender's gross negligence, willful misconduct, or failure to act in a commercially reasonable manner when and as required by the UCC. Lender shall give Borrower notice of any proposed sale or other disposition of Collateral, which notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. Borrower shall be permitted to bid at any such sale. Borrower shall remain liable for any deficiency (plus accrued interest thereon) if the proceeds of any sale or other disposition of the Collateral (net of costs incurred in connection with such sale or other disposition) are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of any attorneys employed by Lender to collect such deficiency. For purposes of Lender's exercise of remedies hereunder, any of the following shall be deemed to adequately identify any property, claim, or contract right as Collateral hereunder, and no further identification or evidence of such status as Collateral shall be required: (a) identification in a UCC-1 financing statement signed by Borrower; and/or (b) Lender's possession (or possession by Lender's custodian or trustee) of the original promissory note or similar instrument evidencing such Collateral.

                   SECTION 3.4. Further Assurances. (a) Borrower shall undertake, at its sole cost and expense, with respect to each item of Collateral pledged hereunder as security for the Secured Obligations, any and all actions deemed necessary by Lender for the granting by Borrower to Lender (on its own behalf and for the benefit of Bank as secured party), and Lender's successors and assigns, of a valid first priority (except as otherwise approved by Lender prior to making the Advance against such Collateral) security interest in such Collateral.

                   (b) At any time and from time to time, upon the written request of Lender, and at the sole expense of Borrower, Borrower shall promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement for both Lender and Bank and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC. Borrower also hereby authorizes Lender and/or Bank to file any such financing or continuation statement without the signature of Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                   SECTION 3.5 Changes in Location, Name, etc. Borrower shall not (i) change the location of its chief executive office/chief place of business or (ii) change its name, identity, state of organization, type of entity, or location where it maintains its records with respect to the Collateral unless it shall have given Lender at least thirty
         (30) days prior written notice thereof and shall have delivered to Lender all UCC financing statements and amendments thereto as Lender shall request (provided same are delivered to Borrower prior to the lapse of such thirty [30] day period) and taken all other actions deemed necessary by Lender to continue its perfected status in the Collateral with at least the same priority. Thereafter Lender shall continue to have the right to request additional UCC financing statements and amendments thereto, and Borrower shall promptly sign and return same, but Borrower's doing so shall not constitute a condition to Borrower's right to consummate the change of the type described in the first sentence of this paragraph.

                   SECTION 3.6. Performance by Lender of Borrower's Obligations. Subject to Section 9.12, if Borrower fails to perform or comply with any of the Secured Obligations and Lender itself performs or complies, or otherwise causes performance or compliance, with such Secured Obligation, then the third party out of pocket expenses of Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Default Rate, shall be payable by Borrower to Lender on demand and shall constitute Secured Obligations.

                   SECTION 3.7. Proceeds. If an Event of Default shall occur and be continuing, (a) all proceeds of Collateral received by Borrower consisting of cash, checks and other near-cash items shall be held by Borrower in trust for Lender and Bank, segregated from other funds of Borrower, and, within two (2) Business Days of receipt by Borrower, shall be turned over to Lender in the exact form received by Borrower (duly endorsed by Borrower to Lender, if required, in order to be negotiated by Lender for the benefit of Lender and Bank), and (b) any and all such proceeds received by Lender (whether from Borrower or otherwise) may, in the sole discretion of Lender, be held by Lender as collateral security for, and/or then or at any time thereafter may be applied by Lender against, the Secured Obligations (whether matured or unmatured), such application to be in such order as Lender shall elect. Any balance of such proceeds remaining after the Secured Obligations shall have been paid in full and this Agreement shall have been terminated shall be paid over to Borrower or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

                   SECTION 3.8. Collateral Sharing. All Collateral shall secure all Secured Obligations for the benefit of both Lender and Bank, each as a secured party. All rights and remedies of Lender under all Collateral shall be held and exercised for the benefit of both Lender and Bank. Borrower shall deal with Lender (only) as to all matters within the scope of this Agreement, including future Advances, repayments, releases, extensions, waivers, consents, enforcement of rights and remedies, and all other matters. Lender shall have the unilateral power, without any joinder, confirmation, or consent by Bank, to issue any consents, waivers, or releases contemplated by this Agreement and to exercise all rights and remedies of Lender and Bank against all Collateral or otherwise under this Agreement. In doing so, Lender may proceed in its own name or in the name of Bank and Lender jointly, for which purpose Bank hereby appoints Lender as Bank's attorney-in-fact. Lender and Bank shall share all proceeds from the exercise of such rights or remedies in a pari passu manner except as they shall agree otherwise in writing from time to time (such as a junior/senior relationship if they shall so agree in writing). Any consent or notice by Lender under this Agreement shall be fully effective on behalf of both Lender and Bank. Lender and Bank shall have the right from time to time to enter into separate agreements as to their relative interests in the Collateral and the exercise of rights and remedies hereunder and the administration of this Agreement and the Collateral, including Lender's appointment by Bank as Bank's attorney-in-fact regarding the foregoing, but no such agreement shall increase or decrease Borrower's rights or obligations under this Agreement or the security for the Secured Obligations. Lender and Bank may from time to time assign between one another their interests in the Secured Obligations upon such terms as they shall agree, with or without notice to Borrower.

6.       Additional Covenants.

         6.1. Section 6.1(a)(i) is modified by deleting the reference to "Eighty Five Million Dollars ($85,000,000)" and replacing it with a reference to "One Hundred Million Dollars ($100,000,000)."

         6.2. Section 6.1(a)(ii) is deleted in its entirety and replaced with the following:

                   Borrower shall maintain at all times a ratio of (a) earnings before interest, taxes, depreciation, amortization, and noncash income, gains, charges, and losses from time to time relating to or arising from the Swap Confirmation to (b) interest expense of not less than 1.35:1. Any noncash income, gains, charges, and losses that, from time to time, relate to or arise from the Swap Confirmation are and shall continue to be reflected in the equity (shareholders' capital) section of Borrower's balance sheet.

           6.3. Section 6.1(c) is hereby added to the Original Credit Agreement, as follows:

                   (c) For purposes of applying Section 6.1(a), Borrower's net worth and the components thereof shall be determined in accordance with GAAP as reflected in the financial statements certified by Borrower's outside auditors and as set forth in the following sentence. "Liabilities" shall consist of: (a) all items treated as "liabilities" under GAAP; (b) any liabilities of other Persons that are secured by a Lien on any asset of Borrower (whether or not such liabilities have been assumed by Borrower); and, to the extent not otherwise included,
         (c) Borrower's guaranty of any indebtedness of any other Person. Notwithstanding anything to the contrary in this paragraph or elsewhere in this Agreement, the parties acknowledge that "Liabilities" shall not include Borrower's "Trust Preferred Securities," provided that such "Trust Preferred Securities" are either approved by Lender in all respects or are: (i) issued by any wholly owned special purpose statutory business trust of Borrower, where (x) the sole asset of such business trust consists of bonds, debentures, or similar debt obligations of Borrower with a principal amount in excess of the total liquidation value of such preferred securities, and (y) the distributions, redemption payments, and liquidation payments with respect to such preferred securities are unconditionally and irrevocably guarantied by Borrower; and (ii) accounted for on the balance sheet of Borrower, prepared by Borrower's outside auditors, in a separate line located between total liabilities and shareholders equity in accordance with GAAP.

         6.4. Collateral Loan Documents. The following additional language is added to the end of Section 6.9 of the Original -------------------------- Credit Agreement:

         Borrower shall not, without Lender's prior written consent, agree or consent to any waiver, release, modification, amendment, termination, surrender, cancellation, or other action affecting any Collateral that (in any of the foregoing cases) would have a Material Adverse Effect.

7.       Events of Default.

         7.1. At the end of Section 8.1(i), the word "or" is deleted. At the end of Section 8.1(j), the period is modified to be a semicolon followed by the word "or." The following new subsection of Section 8.1 is added:

                   (k) Borrower shall fail to pay the Line-Secured Swap Termination Payment when required to be paid pursuant to this Agreement (Borrower shall not be entitled to any further notice or opportunity to cure such failure to pay.).

8.       Notices.

         8.1. Section 9.1 of the Original Credit Agreement is hereby amended by adding the following before the sentence beginning "All Notices and other communications":

              and a copy to:

              Midland Loan Services L.P.
              210 West 10th Street
              Kansas City, MO 64105
              Attention: Ms. Jan Sternin
              Telephone: (816) 435-5219
              Telecopier: (816) 435-6818

9.       Covenants, Representations and Warranties of Borrower.

         9.1. Borrower hereby reaffirms all terms, covenants, representations and warranties made in the Security Documents as amended hereby.

         9.2. Section 4.1(a) of the Original Credit Agreement is hereby amended by replacing all references to the word "trust" with the word "corporate" and replacing the word "California"

(as it appears in the second sentence) with the word "Maryland."

         9.3. Section 4.1(b) of the Original Credit Agreement is hereby amended by replacing all references to the word "trust" with the word "corporate" and deleting the words "or the declaration of trust" (as it appears in sub-clause
(A)), "indenture," (as it appears in sub-clause (C)) and "trust indenture," (as it appears in clause (iii)).

         9.4. Section 4.1(n) of the Original Credit Agreement is hereby amended by deleting the first bullet point, which sets forth the principal balance of the Loan and provides a chart with Asset-Specific Loan Balances and LIBOR Spreads. In the event of any dispute regarding such matters, such dispute shall be resolved in the same manner as it would be resolved but for the execution of this Amendment. By executing this Amendment, neither party shall be deemed to be estopped in any way as to Assets, Asset-Specific Loan Balances, LIBOR Spreads, or the principal balance of the Loan.

         9.5. Borrower represents and warrants to Lender and Bank that (a) Borrower has the legal power and authority to enter into this Amendment without consent or approval by any third party and this Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms and (b) the execution and delivery by Borrower of this Amendment has been duly authorized by all requisite action on the part of Borrower and will not violate any provision of Borrower's organizational documents.

         9.6. Borrower represents and warrants to Lender and Bank that, as of the Restatement Date, (a) no Default or Event of Default has occurred and is continuing; (b) no Default or Event of Default will occur as a result of the execution, delivery and performance by Borrower of this Amendment; (c) Borrower has not given any notice of any uncured Default to Lender and (d) there are no legal proceedings commenced or threatened against Lender by Borrower.

         9.7. Borrower hereby confirms and acknowledges that Borrower has no offsets, defenses, claims, counterclaims, setoffs, or other basis for reduction with respect to any portion of the Indebtedness.

         9.8. Borrower hereby agrees that a breach of any of the representations and warranties made herein shall constitute an Event of Default under Section
8.1 of the Credit Agreement, subject to the notice and cure provisions provided therein.

10.      Lender's Acknowledgment.

         10.1. Lender acknowledges to Borrower that, as of the Restatement Date, both before and after giving effect to this Amendment: (a) Borrower is not in default as to any obligation to pay Loan Fee, principal, and interest under the Loan (other than any interest that was first due and payable on or after February 1, 1999, as to which interest Lender neither asserts a default nor confirms payment); (b) to the best of Lender's knowledge, Borrower is not in default with respect to any other obligations under the Security Documents; (c) to the best of Lender's knowledge all other fees and charges payable by Borrower under the Security Documents have been paid (other than Lender's attorneys' fees, which are handled separately); and (d) the

Maturity Date has been validly extended to the Maturity Date as defined in this Amendment (before giving effect to Section 2.8 of this Amendment).

11.      Effect Upon Security Documents; Trustee Exculpation.

         11.1. Except as specifically set forth herein, the Security Documents shall remain in full force and effect and are hereby ratified and confirmed for the benefit of Lender and Bank. Borrower and Lender acknowledge and agree that the Credit Agreement, as hereby amended, is in full force and effect in accordance with its terms and has not been supplemented, modified or otherwise amended, canceled, terminated or surrendered, except pursuant to this Amendment. The Credit Agreement is binding and enforceable as against the parties hereto in accordance with its terms. Any inconsistency between this Amendment and the Credit Agreement (as it existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Credit Agreement inconsistent with this Amendment. All references to the "Credit Agreement" in the Security Documents and to the "Agreement" in the Credit Agreement shall mean and refer to the Credit Agreement as modified and amended hereby.

         11.2. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Security Documents (except to the extent expressly set forth herein), or any other document, instrument or agreement executed and/or delivered in connection therewith.

         11.3. As to the liability of Old Capital Trust only, the provisions of this Amendment shall be subject to the provisions of Section 9.13 of the Credit Agreement, which provisions are, as to Old Capital Trust only, incorporated by reference as if herein set forth in full.

12.      Miscellaneous.

         12.1. THIS AMENDMENT SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES.

         12.2. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement.

         12.3. As between Borrower and Lender, any future amendment or modification to the Credit Agreement shall be fully effective when executed and delivered by only Borrower and Lender, with no requirement for any joinder, consent, or confirmation by Bank.

         12.4. Bank shall have no obligations or liability under any Security Document(s). To the extent that any secured party has any obligations or liability under any Security Document(s), such obligations shall be performed solely by, and such liability shall be borne and discharged solely by, Lender. Borrower waives, releases, and covenants not to assert any claims against Bank on account of the Security Documents. Such waiver, release and covenant by Borrower shall not limit any right of BB Sub to assert against Bank any claims arising out of the BB

Transaction Documents.

                         [No Further Text on This Page.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Restatement Date.



                                       BORROWER:
                                       --------

                                       CAPITAL TRUST, INC.,
                                       a Maryland corporation



                                       By:/s/ Edward L. Shugrue III
                                          --------------------------------------
                                       Name:   Edward L. Shugrue III
                                       Title:  Managing Director and Chief
                                               Financial Officer


                                       LENDER:
                                       ------

                                       GERMAN AMERICAN CAPITAL
                                       CORPORATION,
                                       a Maryland corporation


                                       By:/s/ Jon A. Vaccaro
                                          --------------------------------------
                                       Name:  Jon A. Vaccaro
                                       Title: Vice Pesident


                                       By:/s/ Ian McColough
                                          --------------------------------------
                                       Name:  Ian McColough
                                       Title: Authorized Sgnatory

STATE OF NEW YORK        )
                         )
COUNTY OF NEW YORK       )
                         )
-------------------------

         On February 26, 1999, before me, the undersigned, a Notary Public in and for said State, personally appeared Edward L. Shugrue III, personally known to me (or proved to me on the basis of satisfactory evidence) to be the individual whose name is subscribed to the within instrument (the "Signer") and acknowledged to me that the Signer executed the same in the Signer's capacity, and that by the Signer's signature on the instrument, the Signer, or the person upon behalf of which the Signer acted, executed the instrument.


/s/ Grace H. Park
--------------------------------------
Notary Public


The undersigned hereby: (a) releases Lender from all obligations under the Original Credit Agreement and (b) represents and warrants that (i) the undersigned has not assigned, transferred, or encumbered the Credit Agreement and (ii) CAPITAL TRUST, INC., a Maryland corporation, has succeeded to all assets and all liabilities of the undersigned.

                                             Capital Trust,
                                             a California business trust


                                             By:/s/  Edward L. Shugrue III
                                                 -------------------------------
                                             Name:   Edward L. Shugrue III
                                             Title:  Managing Director and Chief
                                                     Financial Officer

The undersigned agrees to all the terms of the foregoing Amendment, and appoints Lender as Bank's attorney in fact with respect to all Collateral and exercise of rights and remedies under the Credit Agreement, but does not assume any obligations under the foregoing Amendment or the Credit Agreement.

                                             DEUTSCHE BANK AG, NEW YORK
                                             BRANCH


                                             By: /s/ Jon A. Vaccaro
                                                 -------------------------------
                                             Name:  Jon A. Vaccaro
                                             Title: Attorney-in-Fact


                                             By: /s/ Ian McColough
                                                 -------------------------------
                                             Name:  Ian McColough
                                             Title: Attorney-in-Fact


Exhibit A      Restated Note (Copy)